                                                                    Exhibit 99.1

                         United States Bankruptcy Court
                          Eastern District Of Kentucky
                                Ashland Division

IN RE:                                                        CASE NO. 03-10078

DEBTOR(S)                                                            CHAPTER 11


            Monthly Operating Report For Month Ending August 2, 2003



         Comes now Kentucky Electric Steel, Inc., debtor in possession and herby submits its Monthly Operating Report for the Periods commencing June 29, 2003 and ending August 2, 2003 as shown by the report and exhibits consisting of 28 pages and containing the following, as indicated:




___X____ Monthly Reporting Questionnaire (Attachment 1)
___X____ Comparative Balance Sheets (Forms OPR - 1 & OPR - 2)
___X____ Summary of Accounts Receivable (Form OPR - 3)
___X____ Schedule of Post - Petition Liabilities (Form OPR - 4)
___X____ Statement of Income (Loss) Form OPR - 5)
___X____ Statement of Sources and Uses of Cash (Form OPR - 6)


         I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy was delivered to the U.S. Trustee.





Date: August 20, 2003              DEBTOR
                                   By: /s/ William J. Jessie
                                       -----------------------------------------
                                                     (Signature)
                                   Name & Title:   William J. Jessie, President
                                                 -------------------------------
                                                          (Print or Type)
                                   Address:          US Route 60
                                            ------------------------------------

                                                     Ashland, KY 41101
                                   ---------------------------------------------

                                   Telephone Number:  (606) 929 - 1200
                                                    ----------------------------

                                                          Attachment 1 (Page 1)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly Reporting Questionnaire


CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: JULY


1. Payroll - State the amount of all executive wages paid and taxes withheld and paid (1)



Name and Title of Executive                                    Wages Paid                   Taxes (2)
                                                         ----------------------        ---------------------
                                                           Gross          Net            Due           Paid
                                                           -----          ---            ---           ----
William J. Jessie -                                      $ 17,580      $ 12,122        $ 3,808       $ 3,808
(President and CFO)
--------------------------------------------------------------------------------------------------------------
William H. Gerak -                                              -             -              -             -
(Vice President of Administration)
--------------------------------------------------------------------------------------------------------------
Joseph E. Harrison -                                            -             -              -             -
(Vice President of Sales and Marketing)
--------------------------------------------------------------------------------------------------------------
Jack W. Mehalko -                                               -             -              -             -
(Interim President)
--------------------------------------------------------------------------------------------------------------
Total Executive Payroll:                                 $ 17,580      $ 12,122        $ 3,808       $ 3,808
                                           -------------------------------------------------------------------


2. Insurance - Is workers' compensation and other insurance in effect? _Yes_ Are Payments Current? _YES__ If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder pr cover page.



                                                                                  Date of
                    Name of    Coverage              Expiration    Premium       Coverage
Type                Carrier     Amount    Policy #      Date        Amount      Pd. Through
----                -------    --------   --------   ----------    --------     -----------

Casualty:           Primary property coverage policy modified effective July 9, 2003 to
                    (i) delete business interuption coverage and (ii) delete coverage in excess of $25,000,000. Insurance policy covering break-down of boiler and machinery cancelled effective July 9, 2003

Workers Comp.       Replaced (see attached replacement policy)

General Liability:
                    -----------------------------------------------------------

Vehicle:
                    -----------------------------------------------------------

Other  (Specify)    Special Accident Policy cancelled effective July 9, 2003



(1) Payroll for executives included salary and retention bonus during the fiscal month of June.

(2) Taxes include payments made by the employer.

[Kentucky Employers' Mutual Insurance Letterhead]

                                                250 West Main Street, Suite 900
                                                Lexington, Kentucky  40507-1724
                                                  859-425-7800 FAX 859-425-7809
                                                                   www.kemi.com

                           Effective Date: 07/09/2003

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500
ASHLAND, KY  41105-3500

                                INFORMATION PAGES
                            FOR POLICY NUMBER 318038

1. Policy Holder

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500

Ashland, KY  411053500

Agent:
Agency ID:  1588
MARSH USA INC
525 Vine St Ste 1500

Cincinnati, OH  45202

Federal ID:  611244541
Entity type:  Corporation


2. Policy Period

Effective:                                             Expires:
---------                                              -------
12:01 AM     07/09/2003                         12:01 AM     07/09/2004


3. Coverage Limits and Endorsements:

A. Part one of this policy applies only to the Workers' Compensation laws of the Commonwealth of Kentucky.

B. Part Two of this policy (Employers Liability Insurance) is subject to the limits of our liability listed below:

Bodily Injury by Accident:          $1,000,000       each accident
Bodily Injury by Disease            $1,000,000       policy limit
Bodily Injury by Disease            $1,000,000       each employee



WC_00_00_01A                      Page 1              Revision Date: 01/01/2000

[Kentucky Employers' Mutual Insurance Letterhead]

C.       This policy includes these endorsements:
------------------------------------------------------------------------------
ENDORSEMENT CODE             ENDORSEMENT DESCRIPTION
------------------------------------------------------------------------------
KEMI 1                       Tax Assessment
------------------------------------------------------------------------------
KEMI 2                       Schedule of Additional Locations
------------------------------------------------------------------------------
KEMI 6                       Premium Due Date Endorsement
------------------------------------------------------------------------------
WC_00_04_06                  Premium Discount Endorsement
------------------------------------------------------------------------------
WC_00_04_14                  Notification of Change in Ownership Endorsement
------------------------------------------------------------------------------
WC_89_06_00B                 Policy General Change Endorsement
------------------------------------------------------------------------------

4.       Classifications
------------------------------------------------------------------------------

------------------------------------------------------------------------------
3004-000           IRON OR STEEL; MANUFACTURING; STEEL MAKING - & DRIVERS
------------------------------------------------------------------------------
8810-000           CLERICAL OFFICE EMPLOYEES NOC
------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
CLASS RATING AND MANUAL PREMIUM DETAIL           EXPOSURE            RATE           PREMIUM
---------------------------------------------------------------------------------------------
KENTUCKY ELECTRIC STEEL INC.
---------------------------------------------------------------------------------------------
07/09/2003 - 07/09/2004
---------------------------------------------------------------------------------------------
3004-000                                                0             4.45             $.00
---------------------------------------------------------------------------------------------
8810-000                                          210,000              .31          $651.00
---------------------------------------------------------------------------------------------
8810-000                                           88,400              .31          $274.00
---------------------------------------------------------------------------------------------
                                                            Total Manual Premium:   $925.00
                                                            ---------------------


------------------------------------------------------------------------------------------------------
PREMIUM CALCULATION DETAIL       TYPE                                            FACTOR        AMOUNT
------------------------------------------------------------------------------------------------------
07/09/2003 - 07/09/2004          Total Manual Premium                                         $925.00
------------------------------------------------------------------------------------------------------
                                 Employers Liability Limits                        .040        $37.00
------------------------------------------------------------------------------------------------------
                                 Employers Liability Increased Limits                         $113.00
                                 Balance to Minimum Premium
------------------------------------------------------------------------------------------------------
                                 Total Subject Premium                                      $1,075.00
------------------------------------------------------------------------------------------------------
                                 Total Modified Premium                                     $1,075.00
------------------------------------------------------------------------------------------------------
Final Estimate                   Total Standard Premium                                     $1,075.00
------------------------------------------------------------------------------------------------------
                                 Expense Constant                                             $200.00
------------------------------------------------------------------------------------------------------
                                 Estimated Annual Premium                                   $1,275.00
------------------------------------------------------------------------------------------------------
                                 Kentucky Special Fund Assessment                             $146.63
------------------------------------------------------------------------------------------------------
                                 Total Amount Due                                           $1,421.63
------------------------------------------------------------------------------------------------------

             Please contact Center for Assistance at 859-425-7800 or
                        800-640-5364 with any questions.

--------------------------------------------------------------------------------
The INFORMATION PAGES and all the forms and endorsements listed on it and included with it complete this policy. Coverage under this policy is provided by the Company named on the INFORMATION PAGES. In witness whereof we have executed and attested this policy.

                               /s/ Roger O. Pries

--------------------------------------------------------------------------------


WC_00_00_01A                      Page 2              Revision Date: 01/01/2000

[Kentucky Employers' Mutual Insurance Letterhead]

                                                250 West Main Street, Suite 900
                                                Lexington, Kentucky  40507-1724
                                                  859-425-7800 FAX 859-425-7809
                                                                   www.kemi.com

                           Effective Date: 07/08/2003

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500
ASHLAND, KY  41105-3500

                                  ENDORSEMENTS

                            FOR POLICY NUMBER 318038
                           KENTUCKY ELECTRIC STEEL INC
                       POLICY PERIOD 07/09/2003-07/09/2004
                                     KEMI 1
                                 TAX ASSESSMENT

                      Tax and Assessment Charges - Kentucky

The monies charged the insured for taxes and assessments under the Kentucky Workmen's Compensation Law are not included as premium under the policy, pursuant to KRS 342, 122 (6), as now or hereafter amended.

The taxes and assessments for such insurance as is afforded by the policy are determined by the Tax. Assessment Percentage, in the amount and on the effective date shown, because the company is required to collect taxes and assessments under the Workmen's Compensation Law.


TAX AND ASSESSMENT PERCENTAGE:                          11.50%

TAX AND ASSESSMENT AMOUNT:                            $146.63

EFFECTIVE DATE:                                    07/09/2003


Please contact our office at 859-425-7800 or 1-800-640-5364 with any questions.


KEMI_1                          Page 1                Revision Date: 01/01/2000

[Kentucky Employers' Mutual Insurance Letterhead]

                                                250 West Main Street, Suite 900
                                                Lexington, Kentucky  40507-1724
                                                  859-425-7800 FAX 859-425-7809
                                                                   www.kemi.com

                           Effective Date: 07/09/2003

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500
ASHLAND, KY  41105-3500

                                  ENDORSEMENTS

                            FOR POLICY NUMBER 318038
                           KENTUCKY ELECTRIC STEEL INC
                       POLICY PERIOD 07/09/2003-07/09/2004
                                     KEMI 2
                               GENERAL ENDORSEMENT


SCHEDULE OF WORKPLACES AND TRADING AS NAMES:


KENTUCKY ELECTRIC STEEL, INC
HWY 60 & 164
COALTON KY  41168

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500
ASHLAND, KY  41105-3500



THE FOLLOWING NAMED BUSINESSES ARE INCLUDED IN POLICY COVERAGE:


Please contact our office at 859-425-7800 or 1-800-640-5364 with any questions.


KEMI_2                          Page 1                Revision Date: 01/01/2000

[Kentucky Employers' Mutual Insurance Letterhead]

                                                250 West Main Street, Suite 900
                                                Lexington, Kentucky  40507-1724
                                                  859-425-7800 FAX 859-425-7809
                                                                   www.kemi.com

                           Effective Date: 07/09/2003

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500
ASHLAND, KY  41105-3500

                                  ENDORSEMENTS

                            FOR POLICY NUMBER 318038
                           KENTUCKY ELECTRIC STEEL INC
                       POLICY PERIOD 07/09/2003-07/09/2004
                                     KEMI 6
                          PREMIUM DUE DATE ENDORSEMENT


     THIS ENDORSEMENT IS USED TO AMEND SECTION D OF PART FIVE OF THE POLICY

D.  Premium Payments is amended to include the following:
         The due date for audit and retroactive premiums is the date of billing.






Please contact our office at 859-425-7800 or 1-800-640-5364 with any questions.


KEMI_6                          Page 1                Revision Date: 01/01/2000

[Kentucky Employers' Mutual Insurance Letterhead]

                                                250 West Main Street, Suite 900
                                                Lexington, Kentucky  40507-1724
                                                  859-425-7800 FAX 859-425-7809
                                                                   www.kemi.com

                           Effective Date: 07/09/2003

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500
ASHLAND, KY  41105-3500

                                  ENDORSEMENTS

                            FOR POLICY NUMBER 318038
                           KENTUCKY ELECTRIC STEEL INC
                       POLICY PERIOD 07/09/2003-07/09/2004
                                   WC 00 04 06
                          PREMIUM DISCOUNT ENDORSEMENT


The premium for this policy and the policies, if any, listed in Item 3 of the Schedule may be eligible for a discount. This endorsement shows your estimated discount in Item 1 or 2 of the Schedule. The final calculation of premium discount will be determined by our manuals and your premium basis as determined by audit. Premium subject to retrospective rating is not subject to premium discount.

                                    Schedule

State             First $5000       Next $95000       Next $400000      Balance
Kentucky          0.00%             10.90%            12.60%            14.40%




Please contact our office at 859-425-7800 or 1-800-640-5364 with any questions.


WC_00_04_14                       Page 1              Revision Date: 01/01/2000

[Kentucky Employers' Mutual Insurance Letterhead]

                                                250 West Main Street, Suite 900
                                                Lexington, Kentucky  40507-1724
                                                  859-425-7800 FAX 859-425-7809
                                                                   www.kemi.com

                           Effective Date: 07/09/2003

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500
ASHLAND, KY  41105-3500

                                  ENDORSEMENTS

                            FOR POLICY NUMBER 318038
                           KENTUCKY ELECTRIC STEEL INC
                       POLICY PERIOD 07/09/2003-07/09/2004
                                   WC 00 04 14
                 NOTIFICATION OF CHANGE IN OWNERSHIP ENDORSEMENT


Experience rating is mandatory for all eligible insureds. The experience rating modification factor, if any, applicable to this policy, may change if there is a change in your ownership or in that of one or more of the entities eligible to be combined with you for experience rating purposes. Change in ownership includes sales, purchases, other transfers, mergers, consolidations, dissolutions, formations of a new entity and other changes provided for in the applicable experience rating plan manual.

You must report any change in ownership to us in writing within 90 days of such change. Failure to report such changes within this period may result in revision of the experience rating modification factor used to determine your premium.




Please contact our office at 859-425-7800 or 1-800-640-5364 with any questions.



WC_00_04_14                     Page 1                Revision Date: 01/01/2000

[Kentucky Employers' Mutual Insurance Letterhead]

                                                250 West Main Street, Suite 900
                                                Lexington, Kentucky  40507-1724
                                                  859-425-7800 FAX 859-425-7809
                                                                   www.kemi.com

                           Effective Date: 07/09/2003

KENTUCKY ELECTRIC STEEL INC
PO BOX 3500
ASHLAND, KY  41105-3500

                                  ENDORSEMENTS

                            FOR POLICY NUMBER 318038
                           KENTUCKY ELECTRIC STEEL INC
                       POLICY PERIOD 07/09/2003-07/09/2004
                                  WC 89 06 00B
                               General Endorsement


It is hereby agreed and understood, effective: 07/09/2003, the above mentioned policy has been amended by the addition of a manual class. The newly added class is:

3004-000 IRON OR STEEL; MANUFACTURING; STEEL MAKING - & DRIVERS               0

It is hereby agreed and understood, effective: 07/09/2003, the above mentioned policy has been amended by the addition of a manual class. The newly added class is:

8810-000 CLERICAL OFFICE EMPLOYEES NOC               210,000

It is hereby agreed and understood, effective: 07/09/2003, the above mentioned policy has been amended by the addition of a manual class. The newly added class is:

8810-000 CLERICAL OFFICE EMPLOYEES NOC               88,400




Please contact our office at 859-425-7800 or 1-800-640-5364 with any questions.

Countersigned By:  /s/ Roger O. Pries

Printed Date:  07/15/2003


WC_89_06_00B                    Page 1                Revision Date: 01/01/2000

                                                          Attachment 1 (Page 2)

                                   Chapter 11
                            Monthly Operating Report
                         Monthly reporting Questionnaire

CASE NAME: Kentucky Electric Steel, Inc.

CASE NUMBER: 03-10078

MONTH OF: JULY
3. Bank Accounts

                                                                              Account Type
                                    ------------------------------------------------------------------------------------------
                                      Operating            Tax                   Payroll               Other         Total
                                      ---------            ---                   -------               ------        -----
Bank Name                           See attached Exhibit A
                                    ----------------------------------- ---------------------------  ------------

Account #
                                    --------------- ------------------- ---------------------------  ------------

Beginning Book
                                    --------------- ------------------- ---------------------------  ------------ ------------
Balance

Plus: Deposits
                                    --------------- ------------------- ---------------------------  ------------ ------------

Less: Disbursements
                                    --------------- ------------------- ---------------------------  ------------ ------------

Other:
                                    --------------- ------------------- ---------------------------  ------------ ------------
Transfers

----------------------------------- --------------- ------------------- ---------------------------  ------------ ------------

Ending Book Balance
                                    --------------- ------------------- ---------------------------  ------------ ------------


4. Postpetition Payments - List any postpetition payments to professionals and payments on prepetition debts in the schedule below (attach separate sheet if necessary)



Payments To

Professionals (attorneys, accountants, etc.):

                                                          Amount                   Date                      Check #
                                                    ------------------- ---------------------------  -------------------------

-----------------------------------                 ------------------- ---------------------------  -------------------------


-----------------------------------                 ------------------- ---------------------------  -------------------------
                                             TOTAL     $        -
Prepetition Creditors:

AFCO - Credit Insurance                                $    210,815               3-Jul-03                 Wire Transfer
-----------------------------------                 ------------------- ---------------------------  -------------------------
Revolving line of Credit
(National City & SunTrust)                      (1)    $ (1,438,443)               Daily                Swept out of Lockbox
-----------------------------------                 ------------------- ---------------------------  -------------------------


-----------------------------------                 ------------------- ---------------------------  -------------------------


-----------------------------------                 ------------------- ---------------------------  -------------------------


-----------------------------------                 ------------------- ---------------------------  -------------------------
                                             TOTAL     $ (1,227,628)


(1) Represents amount paid on revolving line of credit or escrowed for payment to senior note holders.

                          KENTUCKY ELECTRIC STEEL, INC.
                CASH SUMMARY FOR THE MONTH ENDING AUGUST 2, 2003

                                                                    EXHIBIT A


                                               Workers          Health     Cash Collateral                 Petty       Triton/
                                             Compensation      Benefits        Lockbox        General       Cash     Republic Note
                                             ------------      --------    ---------------    -------       ----     -------------
Bank Name                                    National City   National City  National City   National City   KESI     National City
                                                                                                                     Private Client
                                                                                                                         Group

Account #                                     754202055        754202063      754119200        70936836              4090-K001-00-7
                                                                                                  98239

Beginning Book Balance                        $ 100,000        $ 455,000      $ 380,556    $ (7,572,485)   $ 400       $ 137,961

Plus: Deposits                                        -                -      1,694,885               -        -               -

Less: Disbursements                                   -          55,477              -         279,702       268               -

Transfers/Other:
  Transfers

      Transfer to Cash Collateral Lockbox                                           132               -     (132)
      Transfer to Bank One Tax Account                                                          (20,000)
      Transfer to NCB Office Account                                                            (25,000)

  Other
      Paydown on line/fund general account                                   (1,763,145)      1,763,145

                                              ---------        ---------      ---------    ------------    ------      ---------
Ending Book Balance                           $ 100,000        $ 399,523      $ 312,427    $ (6,134,042)   $   0       $ 137,961
                                              =========        =========      =========    ============    ======      =========





                                                           Office       Salary         Hourly          Office         Zero Balance
                                             Tax/Other     Account      Payroll        Payroll         Account       Health Benefit
                                             ---------     -------      -------        -------         -------       --------------
Bank Name                                    Bank One      Bank One    Fifth Third    Fifth Third    National City    National City


Account #                                    626225676    626225320     73404006       73404022        39353008         70937158
                                             626225668

Beginning Book Balance                        $  3,788     $    -        $    -         $    -         $ 17,630          $    -

Plus: Deposits                                      -           -             -              -               -                -

Less: Disbursements                             17,205          -             -              -           36,089               -

Transfers/Other:
  Transfers

      Transfer to Cash Collateral Lockbox
      Transfer to Bank One Tax Account          20,000
      Transfer to NCB Office Account                                                                     25,000

  Other
      Paydown on line/fund general account

                                              -------      -------       -------        -------        --------          -------
Ending Book Balance                           $ 6,584      $    -        $    -         $    -         $  6,541          $    -
                                              =======      =======       =======        =======        ========          =======




                                               Zero Balance     Lease Payment    Health Benefit    Professional       Total
                                               Workers Comp.       Account        Disbursement     Fees Account     All Accounts
                                               ------------     -------------    --------------    ------------     ------------
Bank Name                                      National City     Fifth Third      National City   National City


Account #                                        70999943         73419056          754201570       754201618


Beginning Book Balance                            $    -           $    -            $     -        $ 100,425       $ (6,376,725)(1)

Plus: Deposits                                         -                -                  -               -           1,694,885

Less: Disbursements                                    -                -                  -               -             388,741

Transfers/Other:
  Transfers

      Transfer to Cash Collateral Lockbox                                                                                     -
      Transfer to Bank One Tax Account                                                                                        -
      Transfer to NCB Office Account                                                                                          -

  Other
      Paydown on line/fund general account                                                                                    -

                                                  -------          -------           --------       ---------       ------------
Ending Book Balance                               $    -           $    -            $     -        $ 100,425       $ (5,070,581)
                                                  =======          =======           ========       =========       ============









(1) The cash summary reconciles to the Monthly Operating Report as follows:               June 28, 2003        August 2, 2003
                                                                                          -------------        --------------

                                                                 Cash                      $    260,204         $    251,511
                                                                 Restricted Cash                935,556              811,950
                                                                                           ------------         ------------
                                                                   Total Cash              $  1,195,760         $  1,063,461
                                                                                           ============         ============


         The cash balance per this schedule is as follows:
                                                                 Total Cash per Above      $ (6,376,725)        $ (5,070,581)
                                                                 Less: Amount
                                                                   Reported as
                                                                   Line of Credit            (7,572,485)          (6,134,042)
                                                                                           ------------         ------------

                                                                   Cash Balance            $  1,195,760         $  1,063,461
                                                                                           ============         ============


CASE NAME: Kentucky Electric Steel, Inc.

                         COMPARATIVE BALANCE SHEET                 FORM OPR - 1
                                                                       REV 2/90

CASE NUMBER: 03-10078
                                MONTH ENDED: JULY


                                     February 5,    March 1,     March 29,    May 3,       May 31,     June 28,     August 2,
                                        2003          2003         2003        2003         2003         2003         2003
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
ASSETS

CURRENT ASSETS
  Other Negotiable instruments
    (i.e.. CD's T-Bills)             $      --    $      --    $      --
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Accounts receivable (See OPR - 3)    9,734,029    8,478,039    5,972,687    2,842,297    2,149,555    1,866,505      169,979
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Less allowance for doubtful
    accounts                                --           --           --           --           --           --           --
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Inventory, at lower of cost
    or market                         10,346,543    7,815,001    2,462,067         --           --           --           --
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Prepaid expenses and deposits        2,813,034    2,462,924    1,881,542    1,811,666    1,592,967    1,320,071    1,045,001
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Investments                               --           --           --           --           --           --           --
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Other: Operating Supplies, rolls,
    molds, etc                         4,203,699    4,203,699    4,203,699    4,203,699    4,203,699    4,203,699    4,203,699
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Cash and Restricted cash             1,092,575    1,931,782    1,291,023    1,433,979    1,475,449    1,195,760    1,063,461
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Other Assets                            64,794       61,294       60,935       50,953       49,510       49,510       53,411
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  TOTAL CURRENT ASSETS               $28,254,674  $24,952,739  $15,871,953  $10,342,594  $ 9,471,180  $ 8,635,545  $ 6,535,551
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  PROPERTY PLANT AND EQUIPMENT,      $      --    $      --    $      --    $      --    $      --    $      --    $      --
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------
  AT COST

  Less accumulated depreciation             --           --           --           --           --           --           --
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  NET PROPERTY PLANT AND EQUIPMENT   $19,452,338  $19,452,338  $19,452,338  $19,452,338  $19,452,338  $19,354,479  $19,354,479
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Other non current assets               307,958      304,232      260,771      260,771      260,771      260,771      260,771
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------

  Deferred finance charges               558,815         --           --           --           --           --           --
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------


  TOTAL ASSETS                       $48,573,785  $44,709,309  $35,585,062  $30,055,703  $29,184,289  $28,250,795  $26,150,801
                                     -----------  -----------  -----------  -----------  -----------  -----------  -----------


              * Itemize if value of "Other Assets" exceed 10% of "Total Assets."

                                                                  FORM OPR - 2
CASE NAME: Kentucky Electric Steel, Inc.                              REV 2/90

                                COMPARATIVE BALANCE SHEET

CASE NUMBER: 03-10078               MONTH ENDED: JULY


                              February 5,     March 1,     March 29,      May 3,        May 31,      June 28,      August 2,
                                 2003           2003         2003          2003          2003          2003          2003
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
LIABILITIES

POST PETITION LIABILITIES     $   204,746   $   702,564   $   947,405   $ 1,111,679   $ 1,303,592   $ 1,115,613   $ 1,237,138
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

PRE PETITION LIABILITIES
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  Priority Debt                 2,629,975     2,592,107     2,098,489     2,068,489     2,068,489     2,068,489     2,108,489
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  Secured Debt                 30,530,705    27,658,910    23,544,655    19,613,859    19,021,483    19,032,152    17,593,708
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  Unsecured Debt                9,426,688     9,433,310     8,691,905     8,301,017     8,301,017     8,133,037     7,922,222
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  TOTAL PRE PETITION
    LIABILITIES               $42,587,368   $39,684,328   $34,335,049   $29,983,364   $29,390,988   $29,233,678   $27,624,419
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  TOTAL LIABILITIES           $42,792,114   $40,386,892   $35,282,454   $31,095,043   $30,694,580   $30,349,291   $28,861,557
                                                          -----------   -----------   -----------   -----------   -----------


  SHAREHOLDERS' EQUITY
    (DEFICIT)

  PREFERRED STOCK             $      --     $      --     $      --
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  COMMON STOCK                     50,516        50,516        50,516        50,516        50,516        50,516        50,516
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  PAID-IN CAPITAL              15,817,342    15,817,342    15,817,342    15,817,342    15,817,342    15,817,342    15,817,342
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  TREASURY STOCK               (4,309,397)   (4,309,397)   (4,309,397)   (4,309,397)   (4,309,397)   (4,309,397)   (4,309,397)
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  RETAINED EARNINGS
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  Through filing date          (5,776,790)   (5,776,790)   (5,776,790)   (5,776,790)   (5,776,790)   (5,776,790)   (5,776,790)
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  Post filing date                   --      (1,459,254)   (5,479,063)   (6,821,011)   (7,291,962)   (7,880,167)   (8,492,427)
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  TOTAL SHAREHOLDERS' EQUITY  $ 5,781,671   $ 4,322,417   $   302,608   $(1,039,340)  $(1,510,291)  $(2,098,496)  $(2,710,756)
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------

  TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY
                              $48,573,785   $44,709,309   $35,585,062   $30,055,703   $29,184,289   $28,250,795   $26,150,801
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------


CASE NAME: Kentucky Electric Steel, Inc.                           FORM OPR - 3
                                                                       REV 2/90
                     SUMMARY OF ACCOUNTS RECEIVABLE

CASE NUMBER: 03-10078          MONTH ENDED:  JUNE


                                                                             (1)           (1)            (1)              (1)
                                                             TOTAL         CURRENT      1 - 30 DAYS   31 - 60 DAYS     OVER 60 DAYS
                                                                                         PAST DUE       PAST DUE         PAST DUE
                                                           -----------    ----------    -----------    -----------     -----------
DATE OF FILING: FEBRUARY 5, 2003                           $ 10,089,029   $7,974,031    $ 1,611,266    $   479,232     $    24,500
----------------------------------------------             ------------   ----------    -----------    -----------     -----------

       Allowance for doubtful accounts                     $  (355,000)
                                                           -----------    ----------    -----------    -----------     -----------

                                  Net accounts receivable  $ 9,734,029
                                                           ===========


MONTH:               FEBRUARY - (March 1)                  $ 8,848,039    $6,254,947    $ 2,046,099    $   435,313     $   111,680
                     ------------------------              -----------    ----------    -----------    -----------     -----------

       Allowance for doubtful accounts                     $  (370,000)
                                                           -----------    ----------    -----------    -----------     -----------

                                  Net accounts receivable  $ 8,478,039
                                                           ===========


MONTH:               MARCH - (March 29)                    $ 6,357,687    $2,637,537    $ 2,788,675    $   684,222     $   247,253
                     -------------------------             -----------    ----------    -----------    -----------     -----------

       Allowance for doubtful accounts                     $  (385,000)
                                                           -----------    ----------    -----------    -----------     -----------

                                  Net accounts receivable  $ 5,972,687
                                                           ===========

MONTH:               April - (May 3)                       $ 3,227,297    $  758,907    $ 1,156,614    $   637,812     $   673,964
                     -------------------------             -----------    ----------    -----------    -----------     -----------

       Allowance for doubtful accounts                     $  (385,000)
                                                           -----------    ----------    -----------    -----------     -----------

                                  Net accounts receivable  $ 2,842,297
                                                           ===========

MONTH:               May - (May 31)                        $ 2,464,555    $  215,802    $    98,441    $ 1,176,753     $   973,560
                     -------------------------             -----------    ----------    -----------    -----------     -----------

       Allowance for doubtful accounts                     $  (315,000)
                                                           -----------    ----------    -----------    -----------     -----------

                                  Net accounts receivable  $ 2,149,555
                                                           ===========

MONTH:               June - (June 28)                      $ 2,011,505    $   22,750    $       -      $    72,901     $ 1,915,853
                     -------------------------             -----------    ----------    -----------    -----------     -----------

       Allowance for doubtful accounts                     $  (145,000)
                                                           -----------    ----------    -----------    -----------     -----------

                                  Net accounts receivable  $ 1,866,505
                                                           ===========


MONTH:               July - (August 2)                     $   214,979    $      -      $       -      $       -       $   214,979
                     -------------------------             -----------    ----------    -----------    -----------     -----------

       Allowance for doubtful accounts                     $   (45,000)
                                                           -----------    ----------    -----------    -----------     -----------

                                  Net accounts receivable  $   169,979
                                                           ===========


NOTE: Total accounts receivable net of allowance for doubtful accounts shown here must agree to Form OPR - 1.

(1) The Company sells to customers on various terms including 30 days, 45 days and 60 days. The aging reports are prepared showing current, 1 - 30 days past due, 31 - 60 days past due and over 60 days past due.

CASE NAME: Kentucky Electric Steel, Inc.                           FORM OPR - 4
                                                                       REV 2/90
                      SUMMARY OF POST PETITION LIABILITIES

CASE NUMBER: 03-10078            MONTH ENDED: JULY


                                                  DATE       DATE     TOTAL AMOUNT    0 - 30      31 - 60     61 - 90     OVER
                                                INCURRED     DUE          DUE          DAYS         DAYS        DAYS     90 DAYS
                                                --------   --------   ------------   ---------   ---------   ---------  ---------
TAXES PAYABLE

     Federal Income Tax
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     FICA - Employer's Share
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     FICA - Employee's Share
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     Unemployment Tax
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     Sales Tax
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     Property Tax
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

                    TOTAL TAXES PAYABLE                               $    147,952   $ 147,952   $     -     $     -    $     -
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     POSTPETITION SECURED DEBT                                        See attached Exhibit B
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     POSTPETITION UNSECURED DEBT
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     ACCRUED INTEREST PAYABLE
                                                --------   --------   ------------   ---------   ---------   ---------  ---------

     TRADE ACCOUNTS PAYABLE & OTHER:
                    (list separately)

     Total Trade & Other Accounts Payable                             $  1,089,186   $ 525,953   $ 109,466   $ 109,466  $ 344,301
     ----------------------------------------   --------   --------   ------------   ---------   ---------   ---------  ---------

                                                                      See attached Exhibit C
     ----------------------------------------   --------   --------   ------------   ---------   ---------   ---------  ---------


     ----------------------------------------   --------   --------   ------------   ---------   ---------   ---------  ---------


     ----------------------------------------   --------   --------   ------------   ---------   ---------   ---------  ---------


     ----------------------------------------   --------   --------   ------------   ---------   ---------   ---------  ---------


     ----------------------------------------   --------   --------   ------------   ---------   ---------   ---------  ---------




     TOTALS                                                           $  1,237,138   $ 673,905   $ 109,466   $ 109,466  $ 344,301
                                                --------   --------   ------------   ---------   ---------   ---------  ---------


     Attach separate page if necessary.

     Note: Total postpetition liabilities shown here must agree with the same item as shown on Form OPR-2.

                                                                 EXHIBIT B
               KENTUCKY ELECTRIC STEEL, INC.

    SUMMARY OF POST PETITION LIABILITIES - TAXES PAYABLE
                      AUGUST 2, 2003


                                                DATE       DATE       TOTAL       0-30       31-60      61-90        OVER
                                              INCURRED     DUE         DUE        DAYS       DAYS       DAYS       90 DAYS
                                              --------     ----     ---------  ----------  ---------  ---------   ---------
TAXES PAYABLE

    Sales Tax
          July                                08/02/03   08/25/03       7,952       7,952        -          -           -

    Property Tax
          2003 Prop. Tax Accrual (6 months)   02/05/03   12/31/03     120,000     120,000        -          -           -

    Kentucky license Tax (5 months)           02/05/03    Various      12,500      12,500        -          -           -

    Deleware Franchise Tax (5 months)         02/05/03    Various       7,500       7,500        -          -           -
                                                                    ---------  ----------  ---------  ---------   ---------
                   TOTAL TAXES PAYABLE                              $ 147,952   $ 147,952  $     -    $     -     $     -
                                                                    =========   =========  =========  =========   =========

POSTPETITION SECURED DEBT                                                 -           -          -          -           -

POSTPETITION UNSECURED DEBT                                               -           -          -          -           -

ACCRUED INTEREST PAYABLE                                                  -           -          -          -           -


                                                                      EXHIBIT C
                         KENTUCKY ELECTRIC STEEL, INC.
   SUMMARY OF POST PETITION LIABILITIES - TRADE ACCOUNTS PAYABLES AND OTHERS
                                 AUGUST 2, 2003

                                               DATE         DATE      TOTAL         0-30         31-60        61-90         OVER
     Accounts Payable                        INCURRED        DUE       DUE          DAYS          DAYS         DAYS       90 DAYS
     ----------------                       ---------    --------  -----------    ---------     --------    ---------    ---------
     Trade Accounts Payable
     Cannonsburg Water District              07/31/03     08/25/03         188          188            -            -            -
     IKON Office Solutions                   07/31/03     08/09/03          19           19            -            -            -
     Ceridian Employer Services              07/30/03     08/09/03          53           53            -            -            -
     Core Risk Services                      08/02/03     09/01/03         663          663            -            -            -
     The Wackenhut Corporation               07/27/03     08/26/03       1,051        1,051            -            -            -
     The Wackenhut Corporation               08/02/03     09/01/03       1,000        1,000            -            -            -
     Earle M Jorgensen Co.                   03/21/03        TBD         6,576        6,576            -            -            -
     Ryerson Tull                             Various        TBD         4,170        4,170            -            -            -
     The Reserves Network                    08/02/03     09/01/03       1,600        1,600            -            -            -
     CSX                                     04/04/03     04/19/03      25,000            -            -            -       25,000
     American Electric Power                 08/02/03     08/14/03      18,000       18,000
                                                                   -----------    ---------     --------    ---------    ---------
                                          TRADE ACCOUNTS PAYABLE   $    58,320    $  33,320     $      -    $       -    $  25,000
                                                                   -----------    ---------     --------    ---------    ---------
     Other
     Accrued Professional Fees                Various        TBD   $   383,167    $ 383,167     $      -    $       -    $       -
     Accrued sales leaseback transaction      Various        TBD       647,698      109,466      109,466      109,466      319,301
                                                                   -----------    ---------     --------    ---------    ---------
                                          OTHER ACCOUNTS PAYABLE   $ 1,030,866    $ 492,633     $109,466    $ 109,466    $ 319,301
                                                                   -----------    ---------     --------    ---------    ---------

                                                                   -----------    ---------     --------    ---------    ---------
                                          TOTAL ACCOUNTS PAYABLE   $ 1,089,186    $ 525,953     $109,466    $ 109,466    $ 344,301
                                                                   -----------    ---------     --------    ---------    ---------

CASE NAME: Kentucky Electric Steel, Inc.                         FORM OPR - 5
                                                                      REV 2/90
                             STATEMENT OF INCOME (LOSS)

CASE NUMBER: 03-10078                                         MONTH ENDED: JULY

                                                                                                                          FILING
                                  FEBRUARY         MARCH          APRIL          MAY           JUNE          JULY         TO DATE
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------
NET REVENUE (INCOME)             $ 2,600,739    $ 2,370,145    $ 1,782,455    $   65,869    $   32,531    $     --      $ 6,851,739
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

COST OF GOODS SOLD

    Materials                           --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

    Labor - Direct                      --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

    Manufacturing Overhead              --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

         TOTAL COST OF
            GOODS SOLD            (3,089,476)    (6,532,328)    (2,521,368)     (310,114)     (315,408)     (389,439)   (13,158,133)
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

GROSS PROFIT                            --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

OPERATING EXPENSES                      --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

    Selling and Marketing               --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

    General and Administrative      (370,304)      (393,192)      (600,050)     (226,351)     (208,446)     (224,470)    (2,022,813)
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

    Other:                              --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

         TOTAL OPERATING
           EXPENSES              $  (370,304)   $  (393,192)   $  (600,050)   $ (226,351)   $ (208,446)   $ (224,470)   $(2,022,813)


INCOME BEFORE INTEREST,
    DEPRECIATION TAXES OR
    EXTRAORDINARY EXPENSES       $  (859,041)   $(4,555,375)   $(1,338,963)   $ (470,596)   $ (491,323)   $ (613,909)   $(8,329,207)
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

INTEREST EXPENSE                      (2,060)        (2,403)        (2,987)       (2,403)       (2,403)       (3,004)       (15,260)
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

MISCELLANEOUS                           --             --                2         2,048       (94,479)        4,653        (87,776)
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

DEPRECIATION                            --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

INCOME TAX EXPENSE (BENEFIT)            --             --             --            --            --            --             --
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

WRITE-OFF OF DEFERRED
   FINANCING FEE                    (545,404)          --             --            --            --            --         (545,404)
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

WRITE-OFF OF OTHER DEFERRED
   CHARGES                           (52,749)          --             --            --            --            --          (52,749)
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

EXTRAORDINARY INCOME
  (EXPENSE)(1)                          --          537,969           --            --            --            --          537,969
                                 -----------    -----------    -----------    ----------    ----------    ----------    -----------

         NET INCOME (LOSS)       $(1,459,254)   $(4,019,809)   $(1,341,948)   $ (470,951)   $ (588,205)   $ (612,260)   $(8,492,427)
                                 ===========    ===========    ===========    ==========    ==========    ==========    ===========



(1) Amount is a non-cash item representing the write-off of unrecognized gain on sale and leaseback transaction.

CASE NAME: Kentucky Electric Steel, Inc.                          FORM OPR - 6
                                                                      REV 2/90
                    STATEMENT OF SOURCES AND USES OF CASH

CASE NUMBER: 03-10078         MONTH ENDED: JULY


                                                                                                                    FILING
                                         FEBRUARY      MARCH        APRIL        MAY         JUNE        JULY       TO DATE
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------
SOURCES OF CASH

   Income (Loss) From Operations       $(1,459,254) $(4,019,809) $(1,341,948) $ (470,951) $ (588,205) $ (612,260) $(8,492,427)
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------
      Add:  Depreciation, Amortization
      & Other Non-Cash Items               558,815     (537,969)        --          --          --          --         20,846
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

      CASH GENERATED FROM OPERATIONS      (900,439)  (4,557,778)  (1,341,948)   (470,951)   (588,205)   (612,260)  (8,471,581)
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

   Add: Decrease in Assets:

         Accounts Receivable             1,259,490    2,505,711    3,140,372     694,185     283,050   1,692,625    9,575,433
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Inventory                       2,531,542    5,352,934    2,462,067        --          --          --     10,346,543
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Prepaid Expenses & Deposits       350,110      581,381       69,875     218,699     272,896     275,070    1,768,031
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Property, Plant & Equipment          --           --           --          --        97,859        --         97,859
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Other: Change in Other
            Long-Tem Assets                  3,726       43,461         --          --          --          --         47,187
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

      Increase in Liabilities:

         Pre Petition Liabilities             --           --           --          --          --          --           --
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Post Petition Liabilities         497,818      244,841      164,274     191,913        --       121,525    1,220,371
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

      TOTAL SOURCES OF CASH (A)        $ 3,742,247  $ 4,170,550  $ 4,494,641  $  633,846  $   65,600  $1,476,960  $14,583,844
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------



USES OF CASH

      Increase in Assets:

         Accounts Receivable           $      --    $      --    $      --    $     --    $     --    $     --    $      --
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Inventory                            --           --           --          --          --          --           --
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Prepaid Expenses & Deposits          --           --           --          --          --          --           --
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Property, Plant & Equipment          --           --           --          --          --          --           --
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Other accured expenses               --           --
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

      Decrease in Liabilities:

         Pre Petition Liabilities      $ 2,903,040  $ 4,811,310  $ 4,351,685  $  592,376  $  157,310  $1,609,259  $14,424,980
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

         Post Petition Liabilities            --                                             187,979                  187,979
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

      TOTAL USES OF CASH (B)           $ 2,903,040  $ 4,811,310  $ 4,351,685  $  592,376  $  345,289  $1,609,259  $14,612,959
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

NET SOURCE (USE) OF CASH (A-B=NET)     $   839,207  $  (640,760) $   142,956  $   41,470  $ (279,689) $ (132,299) $   (29,114)
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

CASH - BEGINNING BALANCE (See OPR-1)   $ 1,092,575  $ 1,931,782  $ 1,291,022  $1,433,979  $1,475,449  $1,195,760  $ 1,092,575
                                       -----------  -----------  -----------  ----------  ----------  ----------  -----------

CASH - ENDING BALANCE (See OPR-1)      $ 1,931,782  $ 1,291,022  $ 1,433,979  $1,475,449  $1,195,760  $1,063,461  $ 1,063,461
                                       ===========  ===========  ===========  ==========  ==========  ==========  ===========


CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                            CASH DISBURSEMENT DETAIL

                  Date                                  Payee                           Amount
            -----------------  ----------------------------------------------      -------------
Account #754202063
                    7/1/2003   Post Petition Health Benefit Claims                  $     39,227
                    7/1/2003   Employee Health Insurance Stipends                         16,250
                                                                                    ------------
                                                                                    $     55,477
                                                                                    ------------

Account #70936836 & 98239
                    7/2/2003   National City Bank - Bank Fees                       $      1,285
                    7/3/2003   AFCO Credit                                               210,815
                    7/9/2003   American Electric Power                                    15,943
                    7/9/2003   Acorn Energy Services Inc                                     585
                    7/9/2003   Alltel                                                        103
                    7/9/2003   AT&T                                                           19
                    7/9/2003   AT&T                                                        2,767
                    7/9/2003   Browning Ferris Ind                                            73
                    7/9/2003   Cannonsburg Water District                                    295
                    7/9/2003   Ceridian Employer Services                                    117
                    7/9/2003   Core Risk Services                                            666
                    7/9/2003   Kentucky Employers'                                         1,422
                    7/9/2003   Nations Rent                                                1,616
                    7/9/2003   The Reserves Network                                        2,076
                    7/9/2003   The Wackenhut Corporation                                   2,144
                   7/11/2003   AT&T                                                        4,471
                   7/11/2003   Business Wire                                                 787
                   7/11/2003   Green Valley Landfill                                         997
                   7/11/2003   IOS Capital                                                   261
                   7/11/2003   Kentucky Society Of CPAs                                      180
                   7/11/2003   The Reserves Network                                          858
                   7/12/2003   Alltel                                                        208
                   7/12/2003   Ashland Office Supply                                         106
                   7/12/2003   AT&T                                                          395
                   7/12/2003   Ceridian Employer Services                                    292
                   7/12/2003   IOS Capital                                                 1,611
                   7/12/2003   The Wackenhut Corporation                                   1,328
                   7/18/2003   Ashland Office Supply                                         153
                   7/18/2003   At&T Wireless Service                                         517
                   7/18/2003   Ceridian Employer Services                                     92
                   7/18/2003   IKON Office Solutions                                         727
                   7/18/2003   American Electric Power                                       209
                   7/18/2003   Lightyear Communications                                      661
                   7/18/2003   Professional Maintenance                                      618
                   7/18/2003   The Reserves Network                                          798
                   7/25/2003   BHE Environmental Inc                                         805
                   7/25/2003   Business Wire                                                 637
                   7/25/2003   Columbia Gas Of Kentucky                                       21
                   7/25/2003   Federal Express Corp                                           53
                   7/25/2003   Mark Grimm                                                     54
                   7/25/2003   IOS Capital                                                   794
                   7/25/2003   The Reserves Network                                          798
                   7/25/2003   Smith Bros Plumbing Co                                        130
                   7/25/2003   Storage On The Spot Inc.                                      106
                   7/25/2003   The Wackenhut Corporation                                   1,069
                   7/25/2003   United Parcel Service                                          16
                   7/25/2003   Xerox Corp                                                    100
                   7/25/2003   Bank Analysis Charges                                         562
                    8/1/2003   Alltel                                                        231
                    8/1/2003   Alltel                                                        103
                    8/1/2003   AT&T                                                           19
                    8/1/2003   AT&T                                                        1,053
                    8/1/2003   Green Valley Landfill                                         483
                    8/1/2003   Mark Grimm                                                     51
                    8/1/2003   IBM Corporation                                             2,275
                    8/1/2003   IKON Office Solutions                                         707
                    8/1/2003   Prudential Securities Inc.                                     21
                    8/1/2003   The Reserves Network                                          798
                    8/1/2003   The Wackenhut Corporation                                   1,089
                    8/1/2003   United Parcel Service                                          16
                    8/1/2003   U.S. Trustee                                               10,000
                   7/31/2003   IBM Auto Wire                                               2,275
                     Various   FedEx                                                         243
                                                                                    ------------
                                                                                    $    279,702
                                                                                    ------------

Petty Cash
                     Various   Mark Grimm Expense Reimbursement                     $        223
                     Various   Miscellaneous Petty Cash Expenditures                          44
                                                                                    ------------
                                                                                    $        268
                                                                                    ------------

Account 626225676 & 626225668
                   7/11/2003   Bank Service Charge - June                           $         64
                   7/17/2003   Transfer 941 P/R Taxes Hourly Deposit # 1                     794
                   7/17/2003   Transfer 941 P/R Taxes Hourly Deposit # 1                   2,703
                   7/17/2003   Transfer 941 P/R Taxes Hourly Deposit # 1                     794
                   7/17/2003   Transfer KIT Withholding                                      652
                   7/17/2003   Ky. Treasurer - Sales & Use Tax                             7,952
                   7/17/2003   Transfer KIT Withholding                                       32
                   7/17/2003   Transfer 941 P/R Taxes Hourly Deposit # 2                      57
                   7/17/2003   Transfer 941 P/R Taxes Hourly Deposit # 2                      41
                   7/17/2003   Transfer 941 P/R Taxes Hourly Deposit # 2                      57
                   7/18/2003   Transfer 941 P/R Taxes Hourly Deposit # 3                     588
                   7/18/2003   Transfer 941 P/R Taxes Hourly Deposit # 3                   2,378
                   7/18/2003   Transfer 941 P/R Taxes Hourly Deposit # 3                     588
                   7/21/2003   Transfer 941 P/R Taxes Hourly Deposit # 3                     503
                                                                                    ------------
                                                                                    $     17,205
                                                                                    ------------

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                            CASH DISBURSEMENT DETAIL

                  Date                                  Payee                          Amount
            -----------------  ----------------------------------------------       ------------

Account # 39353008
                   6/30/2003   Salary Payroll                                       $     10,822
                    7/2/2003   William Gerak                                               1,813
                    7/7/2003   William Gerak                                                 625
                    7/7/2003   Ashland Winco                                                 338
                   7/15/2003   U.S. Postmaster                                               412
                   7/15/2003   Salary Payroll                                             10,810
                   7/16/2003   West Virginia State Tax Department                            324
                   7/18/2003   Salary Payroll                                                616
                   7/23/2003   Joe Harrison                                                1,188
                   7/31/2003   Salary Payroll                                              8,806
                    8/1/2003   West Virginia State Tax Department                            324
                    8/1/2003   Metlife                                                        12
                                                                                    ------------
                                                                                    $     36,089
                                                                                    ------------


                                                                                    ------------
                                                                     TOTAL          $    388,741
                                                                                    ============


CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                              CASH RECEIPTS DETAIL

                        Date                       Payee                               Amount
                     -----------  --------------------------------------------      -----------
Account #754119200
                        7/2/2003  Aztec Trailer Sales                               $     1,569
                        7/2/2003  Brennan Steel Inc                                       5,892
                        7/2/2003  Harbor Steel & Supply Corp                              4,320
                        7/2/2003  Harbor Steel & Supply Corp                              3,680
                        7/2/2003  Hunterspoint Steel Co                                   8,420
                        7/2/2003  Central Steel And Wire Co Il                            2,202
                        7/2/2003  Earl M. Jorgensen - Rochester                           1,836
                        7/2/2003  Earl M Jorgenson                                          666
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              1,408
                        7/2/2003  Earle M Jorgensen Co (EMJ)                                 60
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              4,801
                        7/2/2003  Earle M Jorgensen Co (EMJ)                             10,830
                        7/2/2003  Earle M Jorgensen Co (EMJ)                                 99
                        7/2/2003  Earle M Jorgensen Co (EMJ)                                645
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              1,969
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              1,655
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              1,670
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              2,714
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              2,694
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              1,405
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              2,694
                        7/2/2003  Earle M Jorgensen Co (EMJ)                              1,294
                        7/2/2003  Quanex Corporation                                          2
                        7/7/2003  Leeco Steel Products  Inc                               2,528
                        7/7/2003  Wilton Precision Steel                                  5,327
                        7/9/2003  Leeco Steel Products  Inc                               2,528
                        7/9/2003  Pro Trade                                              29,868
                       7/11/2003  Ashland Fabricating And Weldin                          1,358
                       7/11/2003  Ashland Fabricating And Weldin                          1,010
                       7/11/2003  Ashland Fabricating And Weldin                          1,508
                       7/11/2003  Aztec Trailer Sales                                     1,569
                       7/15/2003  Niagara Cold Drawn Corp                                 1,456
                       7/15/2003  Niagara Cold Drawn Corp                                 6,812
                       7/15/2003  Niagara Cold Drawn Corp                                 8,434
                       7/15/2003  Niagara Cold Drawn Corp                                 7,739
                       7/15/2003  Niagara Cold Drawn Corp                                 6,318
                       7/15/2003  Niagara Cold Drawn Corp                                 7,428
                       7/15/2003  Niagara Cold Drawn Corp                                 4,869
                       7/15/2003  Niagara Cold Drawn Corp                                 1,486
                       7/15/2003  Niagara Cold Drawn Corp                                 5,052
                       7/15/2003  Niagara Cold Drawn Corp                                 7,174
                       7/15/2003  Niagara Cold Drawn Corp                                 7,162
                       7/15/2003  Niagara Cold Drawn Corp                                 1,963
                       7/15/2003  Niagara Cold Drawn Corp                                 2,228
                       7/15/2003  Niagara Cold Drawn Corp                                 6,447
                       7/15/2003  Niagara Cold Drawn Corp                                15,399
                       7/15/2003  Niagara Cold Drawn Corp                                13,346
                       7/15/2003  Niagara Cold Drawn Corp                                16,119
                       7/15/2003  Niagara Cold Drawn Corp                                12,980
                       7/15/2003  Niagara Cold Drawn Corp                                   758
                       7/15/2003  Niagara Cold Drawn Corp                                13,211
                       7/15/2003  Niagara Cold Drawn Corp                                13,301

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                              CASH RECEIPTS DETAIL

                        Date                       Payee                               Amount
                     -----------  --------------------------------------------      -----------
                       7/15/2003  Niagara Cold Drawn Corp                                 8,266
                       7/15/2003  Niagara Cold Drawn Corp                                13,082
                       7/15/2003  Niagara Cold Drawn Corp                                14,375
                       7/15/2003  Niagara Cold Drawn Corp                                14,465
                       7/15/2003  Niagara Cold Drawn Corp                                14,170
                       7/15/2003  Niagara Cold Drawn Corp                                15,339
                       7/15/2003  Niagara Cold Drawn Corp                                16,284
                       7/15/2003  Niagara Cold Drawn Corp                                15,912
                       7/15/2003  Niagara Cold Drawn Corp                                14,851
                       7/15/2003  Niagara Cold Drawn Corp                                15,879
                       7/15/2003  Niagara Cold Drawn Corp                                13,237
                       7/15/2003  Niagara Cold Drawn Corp                                15,768
                       7/15/2003  Niagara Cold Drawn Corp                                 7,432
                       7/15/2003  Niagara Cold Drawn Corp                                14,979
                       7/15/2003  Niagara Cold Drawn Corp                                14,791
                       7/15/2003  Niagara Cold Drawn Corp                                 6,156
                       7/15/2003  Niagara Cold Drawn Corp                                15,768
                       7/15/2003  Niagara Cold Drawn Corp                                 8,592
                       7/15/2003  Niagara Cold Drawn Corp                                14,791
                       7/15/2003  Niagara Cold Drawn Corp                                 4,289
                       7/15/2003  Niagara Cold Drawn Corp                                 5,895
                       7/15/2003  Niagara Cold Drawn Corp                                 7,675
                       7/15/2003  Niagara Cold Drawn Corp                                 6,198
                       7/15/2003  Niagara Cold Drawn Corp                                 2,546
                       7/15/2003  Niagara Cold Drawn Corp                                 6,508
                       7/15/2003  Niagara Cold Drawn Corp                                 1,972
                       7/15/2003  Niagara Cold Drawn Corp                                 8,331
                       7/15/2003  Niagara Cold Drawn Corp                                14,170
                       7/15/2003  Niagara Cold Drawn Corp                                 5,970
                       7/15/2003  Niagara Cold Drawn Corp                                 3,552
                       7/15/2003  Niagara Cold Drawn Corp                                 6,431
                       7/15/2003  Niagara Cold Drawn Corp                                 5,668
                       7/15/2003  Niagara Cold Drawn Corp                                 1,333
                       7/15/2003  Niagara Cold Drawn Corp                                 5,739
                       7/15/2003  Niagara Cold Drawn Corp                                14,759
                       7/15/2003  Niagara Cold Drawn Corp                                 5,980
                       7/15/2003  Niagara Cold Drawn Corp                                 1,372
                       7/15/2003  Niagara Cold Drawn Corp                                 1,473
                       7/15/2003  Niagara Cold Drawn Corp                                 9,307
                       7/15/2003  Niagara Cold Drawn Corp                                 4,775
                       7/15/2003  Niagara Cold Drawn Corp                                13,839
                       7/15/2003  Niagara Cold Drawn Corp                                14,846
                       7/15/2003  Niagara Cold Drawn Corp                                12,179
                       7/15/2003  Niagara Cold Drawn Corp                                 3,086
                       7/15/2003  Niagara Cold Drawn Corp                                 8,446
                       7/15/2003  Niagara Cold Drawn Corp                                 8,446
                       7/15/2003  Niagara Cold Drawn Corp                                 2,575
                       7/15/2003  Niagara Cold Drawn Corp                                10,938
                       7/15/2003  Niagara Cold Drawn Corp                                15,017
                       7/15/2003  Niagara Cold Drawn Corp                                 7,359
                       7/15/2003  Niagara Cold Drawn Corp                                 2,912
                       7/15/2003  Niagara Cold Drawn Corp                                 5,458
                       7/15/2003  Niagara Cold Drawn Corp                                 6,505


CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                              CASH RECEIPTS DETAIL

                        Date                       Payee                               Amount
                     -----------  --------------------------------------------      -----------
                       7/15/2003  Niagara Cold Drawn Corp                                 5,474
                       7/15/2003  Niagara Cold Drawn Corp                                17,661
                       7/15/2003  Niagara Cold Drawn Corp                                 2,886
                       7/15/2003  Niagara Cold Drawn Corp                                 1,909
                       7/15/2003  Niagara Cold Drawn Corp                                 2,411
                       7/15/2003  Niagara Cold Drawn Corp                                 6,630
                       7/15/2003  Niagara Cold Drawn Corp                                13,073
                       7/15/2003  Niagara Cold Drawn Corp                                 4,559
                       7/15/2003  Niagara Cold Drawn Corp                                 7,499
                       7/15/2003  Niagara Cold Drawn Corp                                 3,143
                       7/15/2003  Niagara Cold Drawn Corp                                 6,971
                       7/15/2003  Niagara Cold Drawn Corp                                 6,404
                       7/15/2003  Niagara Cold Drawn Corp                                 4,959
                       7/15/2003  Niagara Cold Drawn Corp                                13,323
                       7/15/2003  Niagara Cold Drawn Corp                                 4,548
                       7/15/2003  Niagara Cold Drawn Corp                                 1,378
                       7/15/2003  Niagara Cold Drawn Corp                                 4,080
                       7/15/2003  Niagara Cold Drawn Corp                                 1,583
                       7/15/2003  Niagara Cold Drawn Corp                                 5,540
                       7/15/2003  Niagara Cold Drawn Corp                                 5,295
                       7/15/2003  Niagara Cold Drawn Corp                                13,415
                       7/15/2003  Niagara Cold Drawn Corp                                14,716
                       7/15/2003  Niagara Cold Drawn Corp                                 2,053
                       7/15/2003  Niagara Cold Drawn Corp                                10,275
                       7/15/2003  Niagara Cold Drawn Corp                                 8,694
                       7/15/2003  Niagara Cold Drawn Corp                                 2,955
                       7/15/2003  Niagara Cold Drawn Corp                                 6,702
                       7/15/2003  Niagara Cold Drawn Corp                                15,262
                       7/15/2003  Niagara Cold Drawn Corp                                11,148
                       7/15/2003  Niagara Cold Drawn Corp                                 3,052
                       7/15/2003  Niagara Cold Drawn Corp                                11,119
                       7/15/2003  Niagara Cold Drawn Corp                                 2,955
                       7/15/2003  Niagara Cold Drawn Corp                                 2,660
                       7/15/2003  Niagara Cold Drawn Corp                                12,394
                       7/15/2003  Niagara Cold Drawn Corp                                15,662
                       7/15/2003  Niagara Cold Drawn Corp                                 2,955
                       7/15/2003  Niagara Cold Drawn Corp                                 2,202
                       7/15/2003  Niagara Cold Drawn Corp                                 6,512
                       7/15/2003  Niagara Cold Drawn Corp                                15,452
                       7/15/2003  Niagara Cold Drawn Corp                                 2,962
                       7/15/2003  Niagara Cold Drawn Corp                                10,490
                       7/15/2003  Niagara Cold Drawn Corp                                 6,386
                       7/15/2003  Niagara Cold Drawn Corp                                 7,119
                       7/15/2003  Niagara Cold Drawn Corp                                 1,574
                       7/15/2003  Niagara Cold Drawn Corp                                10,448
                       7/15/2003  Niagara Cold Drawn Corp                                15,768
                       7/15/2003  Niagara Cold Drawn Corp                                 5,268
                       7/15/2003  Niagara Cold Drawn Corp                                16,061
                       7/15/2003  Niagara Cold Drawn Corp                                15,363
                       7/15/2003  Niagara Cold Drawn Corp                                13,345
                       7/15/2003  Niagara Cold Drawn Corp                                13,735
                       7/15/2003  Niagara Cold Drawn Corp                                13,937
                       7/15/2003  Niagara Cold Drawn Corp                                 2,822


CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                              CASH RECEIPTS DETAIL

                        Date                       Payee                               Amount
                     -----------  --------------------------------------------      -----------
                       7/15/2003  Niagara Cold Drawn Corp                                14,320
                       7/15/2003  Niagara Cold Drawn Corp                                13,102
                       7/15/2003  Niagara Cold Drawn Corp                                 6,397
                       7/15/2003  Niagara Cold Drawn Corp                                 5,623
                       7/15/2003  Niagara Cold Drawn Corp                                 2,938
                       7/15/2003  Niagara Cold Drawn Corp                                 2,051
                       7/15/2003  Niagara Cold Drawn Corp                                 8,844
                       7/15/2003  Niagara Cold Drawn Corp                                 2,822
                       7/15/2003  Niagara Cold Drawn Corp                                 2,822
                       7/15/2003  Niagara Cold Drawn Corp                                 1,697
                       7/15/2003  Niagara Cold Drawn Corp                                 7,849
                       7/15/2003  Niagara Cold Drawn Corp                                 6,250
                       7/15/2003  Niagara Cold Drawn Corp                                 6,387
                       7/15/2003  Niagara Cold Drawn Corp                                 7,059
                       7/15/2003  Niagara Cold Drawn Corp                                 3,590
                       7/15/2003  Niagara Cold Drawn Corp                                 2,567
                       7/15/2003  Niagara Cold Drawn Corp                                 6,387
                       7/15/2003  Niagara Cold Drawn Corp                                 6,013
                       7/15/2003  Niagara Cold Drawn Corp                                 1,328
                       7/15/2003  Niagara Cold Drawn Corp                                 2,253
                       7/15/2003  Niagara Cold Drawn Corp                                 2,411
                       7/15/2003  Niagara Cold Drawn Corp                                 1,485
                       7/15/2003  Niagara Cold Drawn Corp                                 2,566
                       7/15/2003  Niagara Cold Drawn Corp                                   843
                       7/15/2003  Niagara Cold Drawn Corp                                 1,904
                       7/15/2003  Niagara Cold Drawn Corp                                 6,170
                       7/15/2003  Niagara Cold Drawn Corp                                 7,259
                       7/15/2003  Niagara Cold Drawn Corp                                   924
                       7/15/2003  Niagara Cold Drawn Corp                                 6,222
                       7/15/2003  Niagara Cold Drawn Corp                                 6,493
                       7/15/2003  Niagara Cold Drawn Corp                                 6,897
                       7/15/2003  Niagara Cold Drawn Corp                                 6,110
                       7/15/2003  Niagara Cold Drawn Corp                                 7,262
                       7/15/2003  Niagara Cold Drawn Corp                                 7,262
                       7/15/2003  Niagara Cold Drawn Corp                                 6,971
                       7/15/2003  Niagara Cold Drawn Corp                                 7,512
                       7/15/2003  Niagara Cold Drawn Corp                                   891
                       7/15/2003  Niagara Cold Drawn Corp                                 2,449
                       7/15/2003  Niagara Cold Drawn Corp                                   864
                       7/15/2003  Niagara Cold Drawn Corp                                 4,357
                       7/15/2003  Niagara Cold Drawn Corp                                 6,939
                       7/15/2003  Niagara Cold Drawn Corp                                 8,007
                       7/15/2003  Niagara Cold Drawn Corp                                 1,902
                       7/15/2003  Niagara Cold Drawn Corp                                 1,466
                       7/15/2003  Niagara Cold Drawn Corp                                 9,637
                       7/15/2003  Niagara Cold Drawn Corp                                 3,798
                       7/15/2003  Niagara Cold Drawn Corp                                 2,114
                       7/15/2003  Niagara Cold Drawn Corp                                 2,556
                       7/15/2003  Niagara Cold Drawn Corp                                 3,641
                       7/15/2003  Niagara Cold Drawn Corp                                 3,876
                       7/15/2003  Niagara Cold Drawn Corp                                 2,109
                       7/15/2003  Niagara Cold Drawn Corp                                 1,273
                       7/15/2003  Niagara Cold Drawn Corp                                 2,527

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                              CASH RECEIPTS DETAIL

                        Date                       Payee                               Amount
                     -----------  --------------------------------------------      -----------
                       7/15/2003  Niagara Cold Drawn Corp                                 2,601
                       7/15/2003  Niagara Cold Drawn Corp                                 5,693
                       7/15/2003  Niagara Cold Drawn Corp                                   679
                       7/15/2003  Niagara Cold Drawn Corp                                 5,003
                       7/15/2003  Niagara Cold Drawn Corp                                 1,204
                       7/15/2003  Niagara Cold Drawn Corp                                   764
                       7/15/2003  Niagara Cold Drawn Corp                                 2,056
                       7/15/2003  Niagara Cold Drawn Corp                                     2
                       7/15/2003  Niagara Cold Drawn Corp                                 3,154
                       7/15/2003  Niagara Cold Drawn Corp                                 5,138
                       7/15/2003  Niagara Cold Drawn Corp                                 6,544
                       7/15/2003  Niagara Cold Drawn Corp                                 7,255
                       7/15/2003  Niagara Cold Drawn Corp                                 6,802
                       7/15/2003  Niagara Cold Drawn Corp                                15,426
                       7/15/2003  Niagara Cold Drawn Corp                                 7,348
                       7/15/2003  Niagara Cold Drawn Corp                                 6,726
                       7/15/2003  Niagara Cold Drawn Corp                                 1,780
                       7/15/2003  Niagara Cold Drawn Corp                                 5,823
                       7/15/2003  Niagara Cold Drawn Corp                                 6,827
                       7/15/2003  Niagara Cold Drawn Corp                                 6,941
                       7/15/2003  Niagara Cold Drawn Corp                                 1,342
                       7/15/2003  Niagara Cold Drawn Corp                                 1,594
                       7/15/2003  Niagara Cold Drawn Corp                                 2,843
                       7/15/2003  Niagara Cold Drawn Corp                                 2,411
                       7/15/2003  Niagara Cold Drawn Corp                                 8,099
                       7/15/2003  Niagara Cold Drawn Corp                                 7,800
                       7/15/2003  Niagara Cold Drawn Corp                                12,449
                       7/15/2003  Niagara Cold Drawn Corp                                 5,500
                       7/15/2003  Niagara Cold Drawn Corp                                 4,131
                       7/15/2003  Niagara Cold Drawn Corp                                 2,693
                       7/15/2003  Niagara Cold Drawn Corp                                 3,053
                       7/15/2003  Niagara Cold Drawn Corp                                   891
                       7/15/2003  Niagara Cold Drawn Corp                                 8,419
                       7/15/2003  Niagara Cold Drawn Corp                                   892
                       7/15/2003  Niagara Cold Drawn Corp                                 4,836
                       7/15/2003  Niagara Cold Drawn Corp                                 1,049
                       7/15/2003  Niagara Cold Drawn Corp                                 2,379
                       7/15/2003  Niagara Cold Drawn Corp                                   383
                       7/15/2003  Niagara Cold Drawn Corp                                 3,209
                       7/15/2003  Niagara Cold Drawn Corp                                13,537
                       7/15/2003  Niagara Cold Drawn Corp                                 7,787
                       7/15/2003  Niagara Cold Drawn Corp                                 5,036
                       7/15/2003  Niagara Cold Drawn Corp                                11,902
                       7/15/2003  Niagara Cold Drawn Corp                                 7,112
                       7/15/2003  Niagara Cold Drawn Corp                                 1,049
                       7/15/2003  Niagara Cold Drawn Corp                                 1,270
                       7/15/2003  Niagara Cold Drawn Corp                                 5,782
                       7/15/2003  Niagara Cold Drawn Corp                                 1,684
                       7/15/2003  Niagara Cold Drawn Corp                                 2,421
                       7/15/2003  Niagara Cold Drawn Corp                                 3,744
                       7/16/2003  Landoll Corp                                            1,121
                       7/16/2003  Landoll Corp                                            2,287
                       7/16/2003  Landoll Corp                                            1,457

CASE NAME: Kentucky Electric Steel, Inc.
CASE NUMBER: 03-10078

                              CASH RECEIPTS DETAIL

                        Date                       Payee                               Amount
                     -----------  --------------------------------------------      -----------

                       7/16/2003  Landoll Corp                                            4,096
                       7/16/2003  Leeco Steel Products  Inc                               2,528
                       7/16/2003  Reliance Trailer Co. Llc                                5,000
                       7/24/2003  Amtex Steel Inc                                         4,201
                       7/24/2003  Amtex Steel Inc                                         3,397
                       7/24/2003  Oneal Steel Inc                                         8,552
                       7/24/2003  Aztec Trailer Sales                                     1,569
                       7/24/2003  Compass Group                                              20
                       7/24/2003  American Express Travel                                   601
                       7/29/2003  Reliance Trailer Co. LLC                                5,000
                       7/29/2003  ERB  Roberts Inc                                        1,500
                        8/1/2003  Ryerson Tull                                                1
                        8/1/2003  Lamar Companies                                           750
                        8/1/2003  Ashland Emergency Medical                                 301
                        8/1/2003  Commonwealth Of Kentucky                                   59
                                                                                    -----------
                                                                           TOTAL    $ 1,694,885
                                                                                    ===========
